Events After Reporting Period	6 Months Ended
Jun. 30, 2018
Events After Reporting Period [Abstract]
Event after the reporting period
Event after the reporting period

On 26 July 2018, BP announced that it has agreed to acquire a portfolio of US onshore unconventional oil and gas assets in the Permian and Eagle Ford basins in Texas and in the Haynesville gas basin in Texas and Louisiana, from BHP. Subject to regulatory approvals, the transaction is anticipated to complete by the end of October 2018 and is expected to be accounted for as a business combination. Subject to completion, the effective date of the transaction is 1 July 2018. Under the terms of the agreement, BP will acquire 100% of the issued share capital of Petrohawk Energy Corporation, the wholly-owned subsidiary of BHP which holds the assets, for a total consideration of $10.5 billion, subject to customary adjustments. On completion, $5.25 billion, as adjusted, will be paid in cash. $5.25 billion will be deferred and payable in cash in six equal instalments over six months from the date of completion. BP intends to finance the deferred consideration through equity issued over the duration of the instalments. Following completion of the acquisition, BP intends to make new divestments of $5-6 billion, predominantly from the Upstream segment. The proceeds are intended to fund a share buyback programme of up to $5-6 billion over time.